UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 21, 2021

First Internet Bancorp
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-35750	20-3489991
(Commission File Number)	(IRS Employer Identification No.)

11201 USA Parkway	46037
Fishers, Indiana
(Address of Principal Executive Offices)	(Zip Code)

(317) 532-7900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, without par value	INBK	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2026	INBKL	The Nasdaq Stock Market LLC
6.0% Fixed to Floating Subordinated Notes due 2029	INBKZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2021, First Internet Bancorp (the “Company”) issued a press release announcing a transition in its senior management. A copy of the related press release is furnished with this report as Exhibit 99.1.
On June 21, 2021, David B. Becker, the Chairman, President and Chief Executive Officer of the Company, informed the Board of Directors (the “Board”) of the Company that he will resign as President of the Company effective at the close of business on June 30, 2021. Mr. Becker will continue to serve as Chairman and Chief Executive Officer of the Company.
Also on June 21, 2021, the Board appointed Nicole S. Lorch, the Company’s Executive Vice President and Chief Operating Officer, to serve as President and Chief Operating Officer of the Company effective at the close of business on June 30, 2021. Ms. Lorch, age 47, has served as Executive Vice President and Chief Operating Officer since January 2017. Ms. Lorch joined the Company as Director of Marketing in 1999 and served as Vice President, Marketing & Technology from 2003 to 2011 and Senior Vice President, Retail Banking from 2011 to January 2017. She previously served as Director of Marketing at Virtual Financial Services, an online banking services provider, from 1996 to 1999.
No changes have been made to the existing compensatory arrangements between the Company and Ms. Lorch in connection with her appointment as President. Further, there are no arrangements or understandings between Ms. Lorch and any other persons pursuant to which she was selected as the President of the Company. She has no family relationships with any of the Company’s directors or executive officers, and she is not a party to, and she does not have any direct or indirect material interest in, any transaction requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01    Regulation FD Disclosure.

The Company issued a press release on June 24, 2021 announcing the senior management transition described in Item 5.02 above, which is furnished as Exhibit 99.1 to this report.
The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 9.01     Financial Statements and Exhibits

Number	Description	Method of filing
99.1	Press release issued on June 24, 2021	Furnished electronically
104	Cover Page Interactive Data File (embedded in the cover page formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	June 24, 2021

FIRST INTERNET BANCORP

By:	/s/ Kenneth J. Lovik
Kenneth J. Lovik, Executive Vice President & Chief Financial Officer